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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): OCTOBER 18, 2000

                        HEALTH SYSTEMS DESIGN CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)

         DELAWARE                    0-27502                   94-3235734
(State Or Other Jurisdiction   (Commission File Number)      (IRS Employer
       Of Incorporation)                                   Identification No.)

                    1111 BROADWAY, OAKLAND, CALIFORNIA 94607
               (Address Of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (510) 251-1330


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ITEM 5.    OTHER EVENTS.
-------    ------------

            On October 19, 2000, Health Systems Design Corporation (the "Company") issued a press release announcing a merger agreement entered into with Perot Systems Corporation ("Perot Systems") dated October 18, 2000. Perot Systems will acquire the Company for $2.00 per share in an all cash transaction, pursuant to which a subsidiary of Perot Systems will merge with and into the Company. Consummation of the merger is subject to a number of conditions, including Company stockholder approval.

             Copies of the press release dated October 19, 2000 announcing the merger and the Agreement and Plan of Merger are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.
------            --------------------------------------------

(c)      Exhibits

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

        EXHIBIT NO.         DESCRIPTION
        ----------          -----------
        99.1                Press Release issued  October 19, 2000

        99.2 Agreement and Plan of Merger, dated as of October 18, 2000, among Company, Perot Systems, and PSC Health Care, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of October 20, 2000

                                       HEALTH SYSTEMS DESIGN CORPORATION

                                       By: /s/ CHRISTOPHER C. OHMAN
                                          --------------------------------
                                          Christopher C. Ohman,
                                          Executive Vice President and Chief
                                          Financial Officer



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                                  EXHIBIT INDEX

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

Exhibit No.              Description
-------------            ------------------------------------------------------


99.1                     Press Release issued October 19, 2000

99.2 Agreement and Plan of Merger, dated as of October 18, 2000, among Company, Perot Systems and PSC Health Care, Inc.

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